Redeemable Noncontrolling Interests	12 Months Ended
Dec. 31, 2020
Temporary Equity Disclosure [Abstract]
Redeemable Noncontrolling Interests
19.	REDEEMABLE NONCONTROLLING INTERESTS

	2018	2019	2020	2020
	RMB	RMB	RMB	US$
	(In millions)
Balance as of January 1	11,022	716	1,109	170
Business combinations (Note 3)	698	182	—	—
Issuance of subsidiary shares	—	100	1,866	286
Accretion of redeemable noncontrolling interests	146	111	127	19
Conversion of iQIYI preferred shares recognized as redeemable noncontrolling interests to ordinary shares	(11,150)	—	—	—

Balance as of December 31	716	1,109	3,102	475

In October 2018, the Company acquired additional shares of a former equity method investee, resulting in the investee becoming a subsidiary of the Company. The subsidiary had issued 159,820,917 outstanding preferred shares to certain shareholders, which could be redeemed by such shareholders upon the occurrence of certain events that are not solely within the control of the subsidiary. Therefore, these preferred shares were accounted for as redeemable noncontrolling interests (Note 3).
In September 2020, the Company entered into definitive agreements to issue Series A preferred shares of the Group’s smart living business, or Smart Living Group (“SLG”). SLG had issued 61,666,667 outstanding preferred shares to certain shareholders, which could be redeemed by such shareholders upon the occurrence of certain events that are not solely within the control of the subsidiary. Therefore, these preferred shares were accounted for as redeemable noncontrolling interests.
The Company accounts for the changes in accretion to the redemption value in accordance with ASC Topic 480,
Distinguishing Liabilities from Equity.
The Company elects to use the effective interest method to account for the changes of redemption value over the period from the date of issuance to the earliest redemption date of the noncontrolling interest.